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                                                                      Exhibit 6

                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (the "Agreement") is made this 3rd day of December, 1999, by and between C-MA International, Ltd. ("Consultant") and Oz Technologies, Inc. ("Company").

         In consideration of the mutual promises set forth herein, the sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

         1. CONSULTING SERVICES. Consultant hereby agrees to provide and perform for the benefit of Company certain financial and administrative consulting services (the "Services"), or those requested by Company and approved by the Consultant and Company hires and engages Consultant to provide Services.

         2. CONSIDERATION FOR SERVICES. As consideration for each Services, Company shall pay Consultant an amount equal to $100 per hour multiplied by the number of hours worked by Consultant in the performance of such Services provided, however, that Consultant will be guaranteed at least 120 hours per month during the term of this Agreement. Company will be under no obligation to pay or reimburse Consultant for any additional services or for any costs or expenses incurred in connection with the Services, except upon Company's prior written approval.

         3. COMPLETION OF TASKS; TERM OF AGREEMENT. The term of this Agreement shall commence on December 6, 1999, and shall end on March 6, 2001. However, Company has the right to terminate this Agreement for "Cause." For purposes of this Agreement, Cause shall mean Consultant is discharged resulting from a determination by Company that Consultant: (i) is convicted of a felony involving dishonesty, fraud, theft, or
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embezzlement; (ii) repeatedly fails or refuses to follow reasonable policies or directives established by Company after written notice from Company, and a reasonable opportunity by Consultant to cure the failures or refusals; (iii) willfully and persistently fails to attend to the material duties or obligations imposed upon Consultant under this Agreement after written notice from Company and a reasonable opportunity by Consultant to cure the failure; (iv) performs an act or fails to act, which, if Consultant were prosecuted and convicted, would constitute a felony involving $1,000 or more of money or property of Company; or
(v) intentionally misrepresents or conceals a material fact for purposes of securing services with Company or this Agreement.

         4. BILLING FOR SERVICES. Consultant will submit invoices to Company each month for the actual number of hours worked during the previous month, and for any costs or expenses previously authorized by Company. The invoice should include a breakdown of each of the Services provided to Company, the per hour dollar rate charged for each of such Services, the number of hours worked during such time period for each of such Services, an itemization of all such costs and expenses, and any other information that Company may request provided, however, that Consultant will be guaranteed at last 100 hours per month during the term of this Agreement. Company shall make payment for all such charges incurred in accordance with the terms of this Agreement and properly reflected in such invoice to the Consultant within ten (10) business days after the receipt of each invoice.

         5. CHANGE OF CONTROL PAYMENT. In the event of a "Change of Control," Consultant shall receive a payment from Company equal to the number of months remaining on the Agreement multiplied by $12,000. Consultant shall also receive a pro rata payment for any partial month. The Company shall pay such payment in a lump sum to


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Consultant within ten (10) days of the date of the Change of Control event. For purposes of this Agreement, Change of Control shall mean and include the following transactions or situations:

                  (a) A sale, transfer, or other disposition by Cerprobe Corporation ("Cerprobe") through a single transaction or a series of transactions of securities of Cerprobe representing 30% or more of the combined voting power of Cerprobe's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this Section, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust, corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Act")). For purposes of this Section, the term "Unrelated Person" shall mean and include any Person other than the Company, or an Consultant benefit Plan of the Company.

                  (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of Cerprobe to an Unrelated Person or Unrelated Persons acting in concert with one another.

                  (c) A change in the ownership of Cerprobe through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of Cerprobe representing at least 30% of the combined voting power of Cerprobe's then outstanding securities. For purposes of this Section, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the Act, provided that any pledgee of voting securities shall not be deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.



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                  (d) Any consolidation or merger of Cerprobe with or into an
Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of Cerprobe immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50% of the combined voting power of the surviving corporation's then outstanding securities.

                  (e) During any period of two (2) years, individuals who, at the beginning of such period, constituted the Board of Directors of Cerprobe cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period.

                  (f) A change in control of Cerprobe of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act, or any successor regulation of similar import, regardless of whether Cerprobe is subject to such reporting requirement.

         Notwithstanding any provision herein to the contrary, the filing of a proceeding for the reorganization of Cerprobe under Chapter 11 of the Federal Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purpose of this Agreement.

         6. INDEPENDENT CONTRACTOR STATUS. The relationship of Consultant to Company is that of an independent contractor, and nothing herein shall be construed or deemed as creating any other relationship. Without limiting the foregoing, the relationship between the parties hereto shall not be deemed to be that of an employer-employee,


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joint venture, or partnership. As an independent contractor, Consultant shall have the sole responsibility for paying taxes, workers compensation, employee benefits (if any), and all similar obligations, and shall be charged with performing the Services and completing the Tasks in the way that Consultant deems the most feasible or desirable in order to accomplish the Tasks in the most efficient manner possible.

         7. CONFIDENTIAL INFORMATION AND WORK FOR HIRE. Consultant and Company hereby acknowledge and agree that in connection with the performance of the Services set forth herein, Consultant shall be provided with or shall otherwise be exposed to or receive certain confidential and/or proprietary information of Company or of third parties and may develop certain products, services, methods, know-how, procedures, formulae, processes, specifications, and information of a similar nature that relate to the Services rendered hereunder. Consultant therefore agrees not to disclose such information at any time unless authorized by Company or required by law.

         8. AUDIT AND RECORDS. Consultant shall keep accurate records and books of account showing all charges, disbursements, and expenses made or incurred by Consultant in the performance of the Services. Company shall have the right, upon reasonable notice, to audit at any time up to one year after payment of its final invoice, the direct costs, expenses, and disbursements made with respect to the performance of the Services.

         9. TITLE TO MATERIALS AND EQUIPMENT. All materials and equipment furnished by Company and all materials and equipment the cost of which shall be reimbursed to Consultant by Company hereunder are to be and remain the sole property of Company and are to be returned to Company within thirty (30) days of the expiration or earlier


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termination of this Agreement, or within ten (10) days after written demand by
Company, whichever first occurs.

         10. NOTIFICATION AND DISCLOSURE. Consultant will promptly and fully disclose to Company in writing, whether or not requested by Company, any and all ideas, improvements, discoveries, inventions, trademarks, proprietary information, know-how, processes, or other developments or improvements (collectively, the "Inventions"), whether or not Consultant believes them to be patentable, that relate to the business of Company now or hereafter engaged in, that Consultant conceives or first actually reduces to a plan, practice, or device, either individually or jointly with others, during the term of Consultant's employment with Company, or within the period ending six moths after the termination thereof, and that relate to the business of Company now or hereafter engaged in, resulting from or arising out of Consultant's use of Company's equipment, supplies, facilities, or trade secret information that result from any work performed by Consultant in his or her capacity as service provider for Company, whether conceived or developed during Company's business hours or otherwise. Consultant will keep current, accurate, and complete records of all Inventions, which records will belong to Company and at all times be kept and stored on Company's premises.

         11. OWNERSHIP AND PATENTING OF INVENTIONS. The Inventions will be the sole and exclusive property of Company. During the term that Consultant is providing services to Company and at any time thereafter, Consultant, at any time upon the requests of Company, will execute and deliver an assignment or assignments of any and all applications, plans, devices, and other uses relating to the Inventions that Company deems necessary or convenient to apply for, obtain, or maintain patents of the United States, and any other foreign countries, for the Inventions and to assign and convey to Company or its nominee


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the sole and exclusive right, title, and interest in and to the Inventions.
Consultant will provide any and all aid and assistance deemed necessary by Company to protect Company's interest in the Inventions with respect to any disputes arising out of any unauthorized use or infringement of the Inventions or any patents issued in relation thereto.

         12. ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the parties, their legal representatives, successors, and assigns. This Agreement may not be assigned, transferred, conveyed, or encumbered, whether voluntarily or by operation of law, by Consultant without the prior written consent of Company (which may be granted or withheld in Company's sole and absolute judgment).

         13. AMENDMENTS, ETC. No modification, amendment, or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties hereto. Any waiver of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

         14. NO WAIVER; REMEDIES. No failure on the part of Company to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         15. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the state of California.




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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                        "OZ TECHNOLOGIES, INC."


                                        By:      _______________________

                                        Its:     _______________________



                                        "C-MA INTERNATIONAL"


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